UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2014

IKANOS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51532	73-1721486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

(510) 979-0400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Loan and Security Agreement

On December 10, 2014, Ikanos Communications, Inc. (the “Company”) entered into Amendment No. 1 (the “Loan Amendment”) to that certain Loan and Security Agreement, dated September 29, 2014 (the “Loan Agreement”), by and between the Company and Alcatel-Lucent USA, Inc. The Loan Amendment removed (i) the automatic reduction, on a dollar-for-dollar basis, for each dollar of gross proceeds received by the Company in the Company’s proposed rights offering in excess of $15.0 million, excluding any investment by the group of investors affiliated with Tallwood Venture Capital (collectively, the “Tallwood Group”) and (ii) the automatic termination of the loan commitment if the Company receives gross proceeds from the proposed rights offering in an amount equal to or greater than $25.0 million, excluding any investment by the Tallwood Group. In connection with the Loan Amendment, the Company agreed to increase the number of shares subject to warrants issued to Alcatel-Lucent Participations, S.A., to accelerate the exercisability of some of the Warrant Shares (as defined below), and to provide registration rights with respect to those shares as described below.

The foregoing description of the Loan Amendment is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Loan Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights

Also on December 10, 2014, the Company entered a First Amendment to the Securities Purchase Agreement to amend that certain Securities Purchase Agreement dated September 29, 2014 by and among the Company, the Tallwood Group, and Alcatel-Lucent Participations, S.A., pursuant to which the Company agreed to register for resale the New Warrant Shares (as defined below).

The foregoing description of the amendment to the Securities Purchase Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the amendment filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

On September 29, 2014, in connection with the Loan Agreement, the Company issued to Alcatel-Lucent Participations, S.A. a warrant (the “Original Warrant”) to purchase up to 3,157,894 shares of the Company’s common stock (“Warrant Shares”) with an exercise price of $0.475 per Warrant Share. The number of Warrant Shares issuable under the Original Warrant were subject to reduction in certain events, and a portion of the Warrant Shares were subject to vesting. In connection with the Loan Amendment, on December 10, 2014, the Company amended the terms of the Original Warrant (the “Amended Warrant”) such that all of the Warrant Shares are exercisable immediately and no longer subject to reduction.

The foregoing description of the Amended Warrant is a summary, does not purport to be complete, and is qualified in its entirety by reference to the Amended Warrant filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Also on December 10, 2014, in connection with the Loan Amendment, the Company issued an additional warrant to Alcatel-Lucent Participations, S.A. (the “New Warrant”) to purchase up to 1,578,947 shares of the Company’s common stock (the “New Warrant Shares”), with an exercise price of $0.41, which is exercisable at any time until November 30, 2017. In addition, in the event of a “Fundamental Transaction” as defined in the New Warrant (which term also appears in the Original Warrant) (including a consolidation, merger or acquisition by a third party of over 50% of the Company’s voting stock, or a sale of substantially all of the Company’s assets), all remaining exercisable New Warrant Shares shall be deemed exercised: (i) immediately prior to and contingent upon the consummation of the Fundamental Transaction, or (ii) if the Weighted Average Price (as defined in the New Warrant) of one New Warrant Share is greater than the exercise price, by cashless exercise (if not otherwise exercised) immediately prior to the consummation of the Fundamental Transaction.

The foregoing description of the New Warrant is a summary, does not purport to be complete, and is qualified in its entirety by reference to the New Warrant filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing is an issuance of securities to an “accredited investor” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act in reliance upon Section 4(2) of the Securities Act or Regulation D Rule 506, as a transaction by an issuer not involving a public offering.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	First Amendment to Warrant to Purchase Common Stock of Ikanos Communications, Inc. originally issued to Alcatel-Lucent Participations, S.A. on September 29, 2014, dated December 10, 2014.

Exhibit 4.2	Warrant to Purchase Common Stock of Ikanos Communications, Inc. issued to Alcatel-Lucent Participations, S.A., dated December 10, 2014.

Exhibit 10.1	Amendment No. 1 to Loan and Security Agreement by and between Ikanos Communications, Inc. and Alcatel-Lucent USA, Inc., dated as of December 10, 2014.

Exhibit 10.2	First Amendment to Securities Purchase Agreement, by and among Ikanos Communications, Inc., the Tallwood Group and Alcatel-Lucent Participations, S.A., dated as of December 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2014

IKANOS COMMUNICATIONS, INC.

By:	/s/ ANDREW S. HUGHES
Andrew S. Hughes Vice President, General Counsel & Corporate Secretary

3

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	First Amendment to Warrant to Purchase Common Stock of Ikanos Communications, Inc. originally issued to Alcatel-Lucent Participations, S.A. on September 29, 2014, dated December 10, 2014.

4.2	Warrant to Purchase Common Stock of Ikanos Communications, Inc. issued to Alcatel-Lucent Participations, S.A., dated December 10, 2014.

10.1	Amendment No. 1 to Loan and Security Agreement by and between Ikanos Communications, Inc. and Alcatel-Lucent USA, Inc., dated as of December 10, 2014.

10.2	First Amendment to Securities Purchase Agreement, by and among Ikanos Communications, Inc., the Tallwood Group and Alcatel-Lucent Participations, S.A., dated as of December 10, 2014.